UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2023

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(443) 300-6761

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRNT	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	IRNT.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2023, IronNet, Inc. (the “Company”) issued a secured convertible promissory note in the principal amount of $4.0 million (the “Third C5 Note”) to an entity affiliated with C5 Capital Limited (“C5”), a beneficial owner of more than 5% of the Company’s outstanding common stock. The Third C5 Note has the same terms with respect to interest rate, maturity and conversion as the secured promissory notes previously issued to C5, and is otherwise on the same form of note that was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 17, 2023. Consistent with the terms of the Amended and Restated Security Agreement previously entered into with C5, the form of which was attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on January 4, 2023, the Company’s obligations under the Third C5 Note are secured by substantially all of the assets of the Company, excluding the Company’s intellectual property.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The Third C5 Note and the shares of Common Stock issuable upon conversion of the Third C5 Note will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONNET, INC.

	By:	/s/ Cameron D. Pforr
Date: February 14, 2023		Cameron D. Pforr Chief Financial Officer